Semiannual Report







November 30, 1997




INVESCO SMALL COMPANY
GROWTH FUND











INVESCO FUNDS

Economic Overview                                                December 1997

     Despite some volatility, 1997 has been a gratifying year for stock investors. Broad market averages are approaching a third year of double-digit returns, consumer confidence is running at historically high levels, the economy has been expanding for 80 months, inflation measured at the consumer level is non-existent, and interest rates remain low. Within this near-perfect economic environment, corporate earnings have thrived, as downsizing and corporate restructuring - along with improved worker productivity - helped make U.S. companies the most efficient in the world. In fact, the S&P 500 operating earnings have increased at a double-digit rate for an unprecedented fifth consecutive year.(2)
     With all the good news about the economy, financial markets produced euphoric results. These strong returns, however, were accompanied by increased volatility. In the early spring of 1997, fears of inflation and an overheating economy encouraged the Federal Reserve Board to increase the Fed Fund's rate by 25 basis points - causing a contraction in the equity markets. In August, renewed inflation fears as well as concerns about corporate earnings again dampened investors' returns. In both cases, the markets quickly recovered and continued their upward trend.
     However, in the fall, U.S. equity markets experienced their first correction--a decline in value of more than 10% from their highs - in more than seven years. On October 27, the Dow Jones Industrial Average plunged 554.26 points (the largest point decline in history, but smaller by percentage measures), as fears of slowing economies in the Asia/Pacific Rim region reignited worries about corporate earnings and the value of the domestic markets. But, as the dust settled from the Asian currency crisis, U.S. stocks again regained their lost momentum with many indexes testing their old highs.(2)
     Investors need to remember that, in times of volatility, emotions sway markets more than fundamentals. The U.S. economy is still dominant worldwide, and remains fundamentally sound. Granted, a slowdown in Asia/Pacific Rim economies may reduce corporate earnings for selected multinational companies, but it will probably not derail the economic expansion here at home. Continued low interest rates, non-existent inflation, and the trend towards freer international trade bode well for the domestic economy and equity markets. Consequently, the health of the economy and financial markets appears strong, although volatility is likely to continue.

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in INVESCO Small Company Growth Fund to the value of a $10,000 investment in the Russell 2000 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (12/91) through November 30, 1997.

     The line graph illustrates the value of a $10,000 investment in INVESCO Small Company Growth Fund, plus reinvested dividends and capital gain distributions, from inception through 11/30/97. The chart and other total return figures cited reflect the fund's operating expenses, but the index does not have expenses, which would, of course, have lowered its performance.(1),(2)

INVESCO Small Company Growth Fund
     For the six-month period ended 11/30/97, INVESCO Small Company Growth Fund had a total return of 14.74%. During the same period, the Russell 2000 had a total return of 13.80%. (Of course, past performance is not a guarantee of future results.)(1),(2)
     During  the  last  six  months,  we  have  stayed  true  to our  investment discipline. We continue to invest in small-cap companies with market capitalization of $1 billion or less at purchase which have the potential to grow their earnings faster than the small-cap market in general. Our strategy focuses on faster-growing economic sectors: health care, technology, consumer cyclicals - though fund performance is typically driven by individual stock selection.

                        Small Company Growth Fund
                     Average Annualized Total Return
                            as of 11/30/97 (1)

                    1 year                         15.62%
                    -------------------------------------
                    5 years                        15.80%
                    -------------------------------------
                    Since inception (12/91)        17.65%
                    -------------------------------------

Strategic Summary
     As mentioned in the annual report, small-capitalization stocks - especially small-cap growth stocks - have underperformed the broad equity market for the last three years. However, in the late spring and early summer of 1997, it appeared that investor sentiment was changing towards these firms and small-cap stocks were starting to gain momentum. But nervousness returned to the market in the fall, as concerns over the "Asian flu" caused a flight to quality in which investors placed a premium on liquidity and earnings stability. This occurrence dampened some of the recent returns for small-cap growth investors, although the investment landscape still appears favorable.
     With all the concern over the Asian currency crisis and its potential impact on corporate earnings, small-cap investors need to remember that such companies usually have limited exposure, if any, to Asia/Pacific Rim economies. Instead, these firms are highly dependent on the domestic market and the strength of the U.S. economy -- which still appears strong. We continue to believe that small-cap growth stocks offer exciting opportunities compared to the broad equity market.

     One of the advantages of investing in small-cap stocks is the ability, through in-depth research, to identify companies with accelerating earnings in industries not typically considered growth areas. In fact, one of our favorite investments over the last six months, Simon Transportation Services, is in an industry with only moderate growth prospects. Nevertheless, this regional trucking company located in the west continues to increase its market share and deliver strong earnings growth through superior services.
     Another two stocks that performed well for the fund are Stage Stores and Rowan Cos. Stage Stores is a retail merchandiser with an unique niche in smaller markets that continues to experience accelerating revenues. Rowan Cos specializes in contract drilling for oil and natural gas in the Gulf of Mexico, benefiting from the increased emphasis on exploration for natural gas and oil.

Looking Forward
     Small-cap growth stocks have had a difficult time during the last three years compared to large-caps. However, it appears that the bottom of this cycle is near, and we remain firmly confident in the long-term fundamentals of small-cap growth stocks - although short-term volatility may well continue.

Fund Management
     Stacie L. Cowell assumed the responsibilities of portfolio manager effective February 1997. She earned her BA in Economics from Colgate University and is a Chartered Financial Analyst. Prior to joining INVESCO, Stacie was a senior equities analyst with Founders Asset Management, and a capital markets and trading analyst with Chase Manhattan Bank. She is assisted by co-managers Tim J. Miller and Trent E. May.
     Tim, a senior vice president, heads up our growth investment team. He received his MBA from the University of Missouri and a BSBA from St. Louis University. An 18-year veteran of the investment business, he is a Chartered Financial Analyst. Before joining INVESCO in 1992, Tim was an analyst and portfolio manager with Mississippi Valley Advisors.
     Trent received a BS from the Florida Institute of Technology and a MBA from Rollins College. Before joining INVESCO in 1996, Trent was a senior equity manager/equity analyst with Munder Capital Management. He is a Chartered Financial Analyst.

(1)Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased.

(2)The Russell 2000 is an unmanaged index indicative of smaller capitalization stocks. The S&P 500 is an unmanaged index considered representative of the broad U.S. stock market, while the Dow Jones Industrial Average reflects performance of large-capitalization stocks.

INVESCO Emerging Opportunity Funds, Inc. -
Small Company Growth Fund
Ten Largest Common Stock Holdings
November 30, 1997

Description                                                             Value
--------------------------------------------------------------------------------
Primark Corp                                                         $5,081,250
Registry Inc                                                          4,318,125
ICG Communications                                                    4,185,000
Graham-Field Health Products                                          3,958,437
Interim Services                                                      3,912,787
Safeguard Scientifics                                                 3,787,500
Simon Transportation Services                                         3,735,200
Orion Capital                                                         3,523,888
Corrections Corp of America                                           3,462,500
Alternative Resources                                                 3,430,000

Composition of holdings is subject to change.

                    ----------------------------------

INVESCO Emerging Opportunity Funds, Inc. -
Small Company Growth Fund
STATEMENT OF INVESTMENT SECURITIES
November 30,1997
UNAUDITED

                                                            Shares or
                                                            Principal
Description                                                    Amount                   Value
---------------------------------------------------------------------------------------------

COMMON STOCKS 84.47%
AIR FREIGHT 0.55%
Eagle USA Airfreight*                                          55,000              $1,705,000
                                                                               --------------
AUTO PARTS 0.98%
O'Reilly Automotive*                                          130,000               3,071,250
                                                                               --------------
BEVERAGES 0.52%
Beringer Wine Estates Holdings Class B*                        50,000               1,625,000
                                                                               --------------
COMMUNICATIONS -
   EQUIPMENT & MANUFACTURING 5.08%
Aspect Telecommunications*                                    105,000               2,355,937
CIENA Corp*                                                    37,000               1,998,000
GeoTel Communications*                                        105,000               1,903,125
Gilat Satellite Networks Ltd*                                  71,000               2,307,500
NICE-Systems Ltd Sponsored ADR
   Representing Ord Shrs*                                      75,000               3,271,875
Premisys Communications*                                       67,000               1,846,688
REMEC Inc*                                                     94,150               2,200,756
                                                                               --------------
                                                                                   15,883,881
                                                                               --------------
COMPUTER RELATED 4.98%
Advantage Learning Systems*                                    42,000                 955,500
Aspen Technology*                                              58,000               2,211,250
CBT Group PLC Sponsored ADR
   Representing 0.5 Ord Shrs*                                  24,400               1,723,250
HMT Technology*                                               175,000               2,296,875
Intelligroup Inc*                                              60,000               1,110,000
Peerless Systems*                                             115,000               1,710,625
Peregrine Systems*                                            110,000               1,320,000
Simulation Sciences*                                          155,000               2,799,688
Wind River Systems*                                            36,775               1,427,330
                                                                               --------------
                                                                                   15,554,518
                                                                               --------------





DISTRIBUTION 2.31%
Brightpoint Inc*                                              150,000               2,409,375
Central Garden & Pet*                                         101,000               2,865,875
Weider Nutrition International                                180,000               1,946,250
                                                                               --------------
                                                                                    7,221,500
                                                                               --------------
ELECTRONICS 4.31%
Aehr Test Systems*                                            180,000               1,642,500
ANADIGICS Inc*                                                 65,700               2,184,525
Cerprobe Corp*                                                129,000               2,305,875
General Scanning*                                             100,000               2,625,000
SanDisk Corp*                                                  52,500               1,286,250
Simac Techniek NV                                              30,000               3,418,007
                                                                               --------------
                                                                                   13,462,157
                                                                               --------------
ELECTRONICS - SEMICONDUCTOR 5.38%
Altron Inc*                                                   140,000               2,205,000
Applied Micro Circuits*                                       134,500               1,479,500
Cypress Semiconductor*                                        194,000               2,121,875
DuPont Photomasks*                                             30,000               1,164,375
Flextronics International Ltd*                                 85,000               3,400,000
QLogic Corp*                                                   60,700               2,010,688
Unitrode Corp*                                                 56,400               1,061,025
VLSI Technology*                                               42,000                 945,000
Xilinx Inc*                                                    70,000               2,419,375
                                                                               --------------
                                                                                   16,806,838
                                                                               --------------
ENGINEERING & CONSTRUCTION 0.69%
Willbros Group*                                               124,000               2,170,000
                                                                               --------------
FINANCIAL 4.05%
ACNielsen Corp*                                               140,000               3,141,250
AMRESCO Inc*                                                   45,000               1,260,000
Primark Corp*                                                 150,000               5,081,250
Warrantech Corp*                                              275,000               3,162,500
                                                                               --------------
                                                                                   12,645,000
                                                                               --------------
FOODS 0.76%
American Italian Pasta Class A*                               101,000               2,386,125
                                                                               --------------





HEALTH CARE DRUGS -
   PHARMACEUTICALS 1.19%
Algos Pharmaceutical*                                          36,000                 936,000
Watson Pharmaceuticals*                                        94,000               2,796,500
                                                                               --------------
                                                                                    3,732,500
                                                                               --------------
HEALTH CARE RELATED 5.50%
ATL Ultrasound*                                                60,000               2,580,000
AmeriPath Inc*                                                130,000               2,177,500
Capital Senior Living*                                        167,800               2,170,912
Coventry Corp*                                                160,000               2,390,000
FPA Medical Management*                                        55,000               1,419,687
Graham-Field Health Products*                                 265,000               3,958,437
HealthCare Financial Partners*                                 75,500               2,491,500
                                                                               --------------
                                                                                   17,188,036
                                                                               --------------
INSURANCE 3.73%
HCC Insurance Holdings                                        141,200               2,647,500
Liberty Corp                                                   65,000               2,925,000
Mercury General                                                51,200               2,560,000
Orion Capital                                                  78,200               3,523,888
                                                                               --------------
                                                                                   11,656,388
                                                                               --------------
LEISURE TIME 0.69%
Bally Total Fitness Holding*                                  115,000               2,141,875
                                                                               --------------
LODGING - HOTELS 1.29%
Extended Stay America*                                        185,000               2,127,500
Prime Hospitality*                                             99,400               1,901,025
                                                                               --------------
                                                                                    4,028,525
                                                                               --------------
MACHINERY 0.52%
OmniQuip International                                         85,000               1,625,625
                                                                               --------------
MANUFACTURING 0.95%
Innovative Valve Technologies*                                 52,000                 884,000
Robbins & Myers                                                54,000               2,079,000
                                                                               --------------
                                                                                    2,963,000
                                                                               --------------
OFFICE EQUIPMENT & SUPPLIES 0.72%
US Office Products*                                           112,500               2,235,938
                                                                               --------------





OIL & GAS RELATED 5.85%
Enserch Exploration*                                          345,000               2,889,375
Key Energy Group*                                             120,000               2,917,500
Newfield Exploration*                                         110,000               2,564,375
Patterson Energy*                                              40,000               1,470,000
Petsec Energy Ltd Sponsored ADR
   Representing 5 Ord Shrs*                                   155,000               2,906,250
Precision Drilling*                                           118,000               3,038,500
Rowan Cos*                                                     45,000               1,530,000
UTI Energy*                                                    35,000                 980,000
                                                                               --------------
                                                                                   18,296,000
                                                                               --------------
PERSONAL CARE 1.91%
Enamelon Inc*                                                 100,000               1,687,500
Helen of Troy Ltd*                                            119,000               1,695,750
Playtex Products*                                             265,000               2,583,750
                                                                               --------------
                                                                                    5,967,000
                                                                               --------------
POLLUTION CONTROL 2.93%
Allied Waste Industries*                                      156,000               3,412,500
Philip Services*                                              170,000               2,688,125
TETRA Technologies*                                           130,000               3,046,875
                                                                               --------------
                                                                                    9,147,500
                                                                               --------------
PUBLISHING 0.59%
Petersen Cos Class A*                                         103,000               1,854,000
                                                                               --------------
REAL ESTATE INVESTMENT TRUST 2.48%
CRIIMI MAE                                                    165,000               2,444,062
FelCor Suite Hotels                                            63,000               2,287,687
Intrawest Corp                                                180,000               3,015,000
                                                                               --------------
                                                                                    7,746,749
                                                                               --------------
RESTAURANTS 1.68%
Schlotzsky's Inc*                                             166,250               2,888,594
ShowBiz Pizza Time*                                           110,000               2,365,000
                                                                               --------------
                                                                                    5,253,594
                                                                               --------------





RETAIL 4.74%
DM Management*                                                130,000               2,291,250
Global DirectMail*                                             65,000               1,170,000
Men's Wearhouse*                                               85,000               2,985,625
Proffitt's Inc*                                               106,000               3,239,625
Stage Stores*                                                  64,000               2,696,000
Whole Foods Market*                                            53,000               2,431,375
                                                                               --------------
                                                                                   14,813,875
                                                                               --------------
SAVINGS & LOAN 0.99%
FirstFed Financial*                                            85,000               3,102,500
                                                                               --------------
SERVICES 12.58%
AHL Services*                                                 107,525               2,231,144
Alternative Resources*                                        140,000               3,430,000
Boron LePore & Associates*                                    133,700               3,275,650
Concord EFS*                                                  110,500               2,817,750
Corrections Corp of America*                                  100,000               3,462,500
Interim Services*                                             138,200               3,912,787
NCO Group*                                                     81,200               3,075,450
NCS HealthCare Class A*                                        98,000               2,609,250
Registry Inc*                                                  98,000               4,318,125
Rock of Ages*                                                  45,000                 832,500
Safeguard Scientifics*                                        120,000               3,787,500
Snyder Communications*                                         85,200               2,891,475
TMP Worldwide*                                                147,500               2,691,875
                                                                               --------------
                                                                                   39,336,006
                                                                               --------------
TELECOMMUNICATIONS -
   CELLULAR & WIRELESS 0.45%
Microcell Telecommunications Class B*                         219,500               1,399,313
                                                                               --------------
TELECOMMUNICATIONS -
   LONG DISTANCE 3.93%
Esat Telecom Group PLC Sponsored ADR*                          75,000               1,064,063
ICG Communications*                                           180,000               4,185,000
IDT Corp*                                                     150,000               3,225,000
P-COM Inc*                                                    125,000               2,203,125
Teledata Communications Ltd*                                   57,500               1,610,000
                                                                               --------------
                                                                                   12,287,188
                                                                               --------------
TEXTILE - APPAREL MANUFACTURING 0.95%
Quiksilver Inc*                                               113,000               2,980,375
                                                                               --------------





TRUCKERS 1.19%
Simon Transportation Services*                                162,400               3,735,200
                                                                               --------------
TOTAL COMMON STOCKS
   (Cost $251,983,127)                                                            264,022,456
                                                                               --------------
SHORT-TERM INVESTMENTS -
   REPURCHASE AGREEMENTS 15.53%
Repurchase  Agreement  with
   State  Street Bank & Trust Co
   dated  11/28/1997  due
   12/1/1997  at  5.550%,
   repurchased  at  $48,572,252
   (Collateralized  by  US
   Treasury Bonds due 2/15/2015
   at 11.250%, value $49,502,941)
   (Cost $48,550,000)                                    $ 48,550,000            $ 48,550,000
                                                                               --------------
TOTAL  INVESTMENT  SECURITIES AT VALUE  100.00%
   (Cost  $300,533,127)
   (Cost for Income Tax Purposes
   $300,603,279)                                                                 $312,572,456
                                                                               ==============

* Security is non-income producing.

See Notes to Financial Statements






INVESCO Emerging Opportunity Funds, Inc. -
Small Company Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
November 30, 1997
UNAUDITED

ASSETS
Investment Securities at Value~
   (Cost $300,533,127)~                                                          $312,572,456
Receivables:
   Investment Securities Sold                                                       3,590,941
   Fund Shares Sold                                                                   678,513
   Dividends and Interest                                                              30,053
Prepaid Expenses and Other Assets                                                      89,528
                                                                           ------------------
TOTAL ASSETS                                                                      316,961,491
                                                                           ------------------
LIABILITIES
Payables:
   Custodian                                                                          246,478
   Investment Securities Purchased                                                  3,021,338
   Fund Shares Repurchased                                                            608,725
Accrued Distribution Expenses                                                          62,723
Accrued Expenses and Other Payables                                                    22,749
                                                                           ------------------
TOTAL LIABILITIES                                                                   3,962,013
                                                                           ------------------
Net Assets at Value                                                              $312,999,478
                                                                           ==================
NET ASSETS
Paid-in Capital*                                                                 $223,519,366
Accumulated Undistributed Net Investment Loss                                       (578,460)
Accumulated Undistributed Net Realized Gain
   on Investment Securities and Foreign
   Currency Transactions                                                           78,019,243
Net Appreciation of Investment Securities and
   Foreign Currency Transactions                                                   12,039,329
                                                                           ------------------
Net Assets at Value                                                              $312,999,478
                                                                           ------------------
Net Asset Value, Offering and Redemption
   Price per Share                                                                     $14.71
                                                                                    =========


~ Investment securities at cost and value at November 30, 1997 include a repurchase agreement of $48,550,000.

* The Fund has 600 million authorized shares of common stock, par value of $0.01 per share, of which 21,274,519 were outstanding at November 30, 1997.

See Notes to Financial Statements


INVESCO Emerging Opportunity Funds, Inc. -
Small Company Growth Fund
STATEMENT OF OPERATIONS
Six Months Ended November 30, 1997
UNAUDITED

INVESTMENT INCOME
INCOME
Dividends                                                                            $371,894
Interest                                                                            1,446,554
   Foreign Taxes Withheld                                                             (1,571)
                                                                           ------------------
   TOTAL INCOME                                                                     1,816,877
                                                                           ------------------
EXPENSES
Investment Advisory Fees                                                            1,217,185
Distribution Expenses                                                                 406,449
Transfer Agent Fees                                                                   558,280
Administrative Fees                                                                    29,388
Custodian Fees and Expenses                                                            38,200
Directors' Fees and Expenses                                                           15,209
Professional Fees and Expenses                                                         18,076
Registration Fees and Expenses                                                         60,294
Reports to Shareholders                                                                53,382
Other Expenses                                                                         10,305
                                                                           ------------------
   TOTAL EXPENSES                                                                   2,406,768
   Fees and Expenses Absorbed by Investment Adviser                                   (6,070)
   Fees and Expenses Paid Indirectly                                                 (15,218)
                                                                           ------------------
   NET EXPENSES                                                                     2,385,480
                                                                           ------------------
NET INVESTMENT LOSS                                                                 (568,603)
                                                                           ------------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain on Investment Securities and
   Foreign Currency Transactions                                                   54,048,304
Change in Net Depreciation of Investment Securities
   and Foreign Currency Transactions                                             (11,728,036)
                                                                           ------------------
NET GAIN ON INVESTMENT SECURITIES                                                  42,320,268
                                                                           ------------------
Net Increase in Net Assets from Operations                                        $41,751,665
                                                                           ==================

See Notes to Financial Statements

INVESCO Emerging Opportunity Funds, Inc.-
Small Company Growth Fund
STATEMENT OF CHANGES IN NET ASSETS


                                                           Six Months                    Year
                                                                Ended                   Ended
                                                          November 30                  May 31
                                                        --------------------  ---------------
                                                                 1997                    1997
                                                            UNAUDITED

OPERATIONS
Net Investment Loss                                        $(568,603)            $(1,478,757)
Net Realized Gain on Investment
   Securities and Foreign Currency
   Transactions                                            54,048,304              29,515,644
Change in Net Depreciation of
   Investment Securities and Foreign
   Currency Transactions                                 (11,728,036)            (56,216,632)
                                                     ----------------         ---------------
NET INCREASE (DECREASE)
   IN NET ASSETS FROM OPERATIONS                           41,751,665            (28,179,745)
                                                     ----------------         ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   NET REALIZED GAIN ON
   INVESTMENT SECURITIES                                            0            (10,787,315)
                                                     ----------------         ---------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                             326,899,324             588,003,670
Reinvestment of Distributions                                       0              10,519,533
                                                     ----------------         ---------------
                                                          326,899,324             598,523,203
Amounts Paid for Repurchases
   of Shares                                            (349,922,286)           (635,314,480)
                                                     ----------------         ---------------
NET DECREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                                    (23,022,962)            (36,791,277)
                                                     ----------------         ---------------
Total Increase (Decrease) in
   Net Assets                                              18,728,703            (75,758,337)
NET ASSETS
Beginning of Period                                       294,270,775             370,029,112
                                                     ----------------         ---------------
End of Period (Including
   Accumulated Undistributed
   Net Investment Loss
   of $578,460 and
   $9,857, respectively)                                $ 312,999,478           $ 294,270,775
                                                     ================         ===============



FUND SHARE TRANSACTIONS
Shares Sold                                                22,347,163              46,136,498
Shares Issued from Reinvestment
   of Distributions                                                 0                 836,877
                                                     ----------------         ---------------
                                                           22,347,163              46,973,375
Shares Repurchased                                       (24,023,119)            (49,747,852)
                                                     ----------------         ---------------
Net Decrease in Fund Shares                               (1,675,956)             (2,774,477)
                                                     ================         ===============

See Notes to Financial Statements


INVESCO Emerging Opportunity Funds, Inc. - Small Company Growth Fund
NOTES TO FINANCIAL STATEMENTS
UNAUDITED
NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Emerging Opportunity Funds, Inc. (the "Fund") was incorporated in Maryland and presently consists of the Small Company Growth Fund. The investment objective of the Fund is to seek long-term capital growth. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.
   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION - Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.
      Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.
      If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's board of directors.
      Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
      Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

B. REPURCHASE AGREEMENTS - Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.
C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Cost is determined on the specific identification basis.
      The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investments includes fluctuations from currency exchange rates and fluctuations in market value.
       The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.
D. FEDERAL AND STATE TAXES - The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.
      Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
      Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.
E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.
F. FORWARD FOREIGN CURRENCY CONTRACTS - The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities.
G. EXPENSES - Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Transfer
     Agent Fees are reduced by credits earned by the Fund from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.
       For the six months ended November 30, 1997, Fees and Expenses Paid Indirectly consisted of $15,069 and $149 included in Custodian Fees and Expenses and Transfer Agent Fees, respectively.
NOTE 2 - INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of 0.75% on the first $350 million of average net assets; reduced to 0.65% on the next $350 million of average net assets; and 0.55% on average net assets in excess of $700 million.
   In accordance with a Sub-Advisory Agreement between IFG and INVESCO Trust Company ("ITC"), a wholly owned subsidiary of IFG, investment decisions of the Fund are made by ITC. Fees for such sub-advisory services are paid by IFG.
   In accordance with an Administrative Agreement, the Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.
   IFG receives a transfer agent fee at an annual rate of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fees for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.
   A plan of distribution pursuant to Rule 12b-1 of the Act provides for compensation of marketing and advertising expenditures to IFG (the "Distributor") to a maximum of 0.25% of annual average net assets. For the six months ended November 30, 1997, the Fund paid the Distributor $399,031 under the plan of distribution. Effective September 29, 1997, INVESCO Distributors, Inc., a wholly owned subsidiary of IFG, replaced IFG as Distributor.

   IFG has voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by the Fund.
NOTE 3 - PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended November 30, 1997, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $271,962,147 and $291,299,513, respectively.
   There were no  purchases  or sales of U.S.  Government  securities.
NOTE 4 - APPRECIATION AND DEPRECIATION. At November 30, 1997, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $30,335,792 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $18,366,615, resulting in net appreciation of $11,969,177.
NOTE 5 - TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG or ITC.
    The Fund has adopted an unfunded deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate of 40% of the retainer fee at the time of retirement.
   Pension expenses for the six months ended November 30, 1997, included in Directors' Fees and Expenses in the Statement of Operations were $1,695. Unfunded accrued pension costs of $10,493 and pension liability of $22,043 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.
NOTE 6 - LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At November 30, 1997, there were no such borrowings.

INVESCO Emerging Opportunity Funds, Inc. -
Small Company Growth Fund
FINANCIAL HIGHLIGHTS
(For a Fund Share Outstanding Throughout Each Period)


                                                     Six Months
                                                        Ended
                                                    November 30                                    Year Ended May 31
                                                 --------------        ----------------------------------------------------
                                                         1997          1997        1996        1995       1994         1993
                                                      UNAUDITED

PER SHARE DATA
Net Asset Value - Beginning of Period                    $12.82      $14.38       $9.37      $11.40       $9.89       $7.55
                                                 --------------      ------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                             (0.03)      (0.07)      (0.06)        0.04      (0.01)      (0.04)
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                          1.92      (0.96)        5.25        0.46        1.53        2.38
                                                 --------------      ------------------------------------------------------
Total from Investment Operations                           1.89      (1.03)        5.19        0.50        1.52        2.34
                                                 --------------      ------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                       0.00        0.00        0.00        0.04        0.00        0.00
Distributions from Capital Gains                           0.00        0.53        0.18        2.49        0.01        0.00
                                                 --------------      ------------------------------------------------------
Total Distributions                                        0.00        0.53        0.18        2.53        0.01        0.00
                                                 --------------      ------------------------------------------------------
Net Asset Value - End of Period                          $14.71      $12.82      $14.38       $9.37      $11.40       $9.89
                                                 ==============      ======================================================
TOTAL RETURN                                            14.74%*     (7.08%)      55.78%       4.98%      15.34%      30.95%






RATIOS
Net Assets - End of Period
   ($000 Omitted)                                      $312,999    $294,259    $370,029    $153,727    $176,510    $103,029
Ratio of Expenses to Average
   Net Assets#                                          0.74%*@      1.52%@      1.48%@       1.49%       1.37%       1.54%
Ratio of Net Investment Income
   (Loss) to Average Net Assets#                       (0.18%)*     (0.55%)     (0.78%)       0.41%     (0.26%)       0.70%
Portfolio Turnover Rate                                   101%*        216%        221%        228%        196%        153%
Average Commission Rate Paid^^                         $0.1194*     $0.0935           -           -           -           -

* Based on operations for the period shown and, accordingly, are not representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG for the six months ended November 30, 1997 and the years ended May 31, 1997 and 1995.
     If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.74%, 1.54% and 1.52%, respectively, and ratio of net investment income (loss) to average net assets would have been (0.18%), (0.57%), and 0.38%, respectively.

@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.


                                        FAMILY OF FUNDS

                                                                      Newspaper
Fund Name                          Fund Code       Ticker Symbol    Abbreviation
--------------------------------------------------------------------------------
International
International Growth                  49               FSIGX            IntlGr
Asian Growth                          41               IVAGX            AsianGr
Pacific Basin                         54               FPBSX             PcBas
European                              56               FEURX             Europ
European Small Company                37               IVECX           EuroSmCo
Latin American Growth                 34               IVSLX           LatinAmGr
--------------------------------------------------------------------------------
Sector
Energy                                50               FSTEX             Enrgy
Environmental Services                59               FSEVX            Envirn
Financial Services                    57               FSFSX            FinSvc
Gold                                  51               FGLDX             Gold
Health Sciences                       52               FHLSX            HlthSc
Leisure                               53               FLISX            Leisur
Realty                                42               IVSRX            Realty
Technology                            55               FTCHX             Tech
Utilities                             58               FSTUX             Util
Worldwide Capital Goods               38               ISWGX            WldCap
Worldwide Communications              39               ISWCX            WldCom
--------------------------------------------------------------------------------
Equity
Growth                                10               FLRFX    GrwthSmall Compa
Dynamics                              20               FIDYX             Dynm
Small Company Growth                  60               FIEGX            Emgrth
Value Equity                          46               FSEQX             ValEq
Small Company Value                   74               IDSCX            SmCoVal
--------------------------------------------------------------------------------
All-Weather
Industrial Income                     15               FIIIX            IndInc
Multi-Asset Allocation                70               IMAAX           MulAstAl
Total Return                          48               FSFLX            TotRtn
Balanced                              71               IMABX              Bal
--------------------------------------------------------------------------------

Bond
Short-Term Bond                       33               INIBX            ShTrBd
Intermediate Government Bond          47               FIGBX            IntGov
U.S. Government Securities            32               FBDGX             USGvt
Select Income                         30               FBDSX            SelInc
High Yield                            31               FHYPX             HiYld
--------------------------------------------------------------------------------
Tax-Exempt
Tax-Free Intermediate Bond            36               IVTIX               *
Tax-Free Long-Term Bond               35               FTIFX             TxFre
--------------------------------------------------------------------------------
Money Market
U.S. Government Money Fund            44               FUGXX           InvGvtMF
Cash Reserves                         25               FDSXX            InvCshR
Tax-Free Money Fund                   40               FFRXX          InvTaxFree

* This fund does not meet size requirements to be assigned a newspaper listing.

For more information about any of the INVESCO Funds, including management fees and expenses, please call us at 1-800-525-8085 for a prospectus. Read it carefully before you invest or send money.

INVESCO FUNDS

INVESCO Distributors, Inc.,(SM)
Distributor
Post Office Box 173706
Denver, CO 80217-3706

1-800-525-8085
PAL(R): 1-800-424-8085
http://www.invesco.com

In Denver, visit one of our
convenient Investor Centers:
Cherry Creek,
155-B Fillmore Street
Denver Tech Center,
7800 East Union Avenue,
Lobby Level

This information must be
preceded or accompanied
by a current prospectus.